Exhibit 99.1
2011 Second Quarter Investor Handout May 11, 2011 1

Table of Contents Current Topics 3Quarterly Financial Review 18 Significant items impacting comparisons 24Income Statement 25 Revenue & PTPP Growth 26 Net interest margin 29 Noninterest income 32 Noninterest expense 35Balance Sheet 37AFS and Other Securities 41Loan Portfolio Overview 47 Credit exposure composition 48 Loan & lease trends 50 Total commercial loans 52 Granularity 53 Risk grade distribution 54 Commercial & industrial 55 Commercial real estate 61 CRE core / noncore 66 Total consumer loans and leases 72 Automobile loans and leases 75 Home equity 79 Residential mortgages 82 Other consumer loans 87Credit Quality Review 89 Credit quality overview 90 Delinquencies 91 Net charge-offs 94 Nonaccrual & nonperforming assets 97 Accruing restructured loans 101 Allowance for credit losses 102Non-Franklin Reconciliations 107Deposits & Other Funding 117 Deposit trends 119Capital 123Franchise 128Business Segment Overview 134Safe Harbor Disclosures 146 2

Current Topics 3

Our "Break Away" Strategic Plan

2009 ✓ — Lay the Foundation
- Capital and liquidity
- Organizational changes
- Build management depth
- Credit and Risk management

2010 ✓ — Optimize Current Franchise
- Profitability / pricing
- Cross-sell / share-of-wallet
- Launch new brand
- Invest in capabilities and begin hiring

2011 — Invest in the Core
- Build out sales forces, channels, and products
- Continued brand roll-out
- Enhance investment discipline

2012 — Focus Future
- Build out sales forces, channels, and products
- Expand winning "plays"
- Drive efficiency and continuous improvement

2013 — Extend and Expand
- Monetize investments
- Drive growth
- Drive efficiency and continuous improvement

Selective M&A – as opportunities arise

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The Strategic Plan: Positioned for Profitability and Growth


Investing for the Long Term
2009
2010
2011
Foundation of Service
Credit and Risk Management
Strategic Plan
Common Sales Process: OCR / Cross Sell
Building a Powerful Brand
Retail and Business Banking
24-Hour Grace ®
Added 150 Sm Bus. Bankers
Giant Eagle / In-Store
Asterisk-Free Checking™
Huntington Plus Checking™
Commercial Banking
Treasury Management
Equipment Leasing
Capital Markets
Auto Finance
Expand to Pennsylvania and New England
Wealth Advisors, Gov't Finance, and Home Lending
Expand Personal Trust Offices
Huntington Asset Services

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" Fair Play" Leverages a Distinct Moment in Time

- Market share is up for grabs
  - Consumer sentiment towards banks is negative
  - Moebs Services forecasts large banks will lose 22% of their 45% market share by year end.
- Regulation is mandating fee income reductions
- Banks are reacting by <u>penalizing</u> customers (1)

    81% will cut debit card rewards

    81% will increase checking account maintenance fees

    77% will impose / increase fees on other programs

    66% will abolish free checking

    46% will impose debit card transaction fees

    41% will cut costs (closing branches, reduce services)
- Our "Fair Play" Banking Philosophy is designed to <u>reward</u> customers and take market share and share of wallet

1 2011 ABA Debit Interchange Survey in reaction to Fed's proposal to cap fees

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"Fair Play": Builds Trust, Deepens Relationships, Drives Growth

1. A foundation of service
2. Accelerate new customer acquisition and increase existing customer satisfaction / retention
   - Increase convenience
     - 2/10 - Extended hours in Cleveland
     - 9/10 - Giant Eagle in-store exclusive agreement
   - Implement "Fair Play" banking philosophy
     - 6/10 - Removed nuisance overdraft fees
     - 9/10 - Launched 24-Hour Grace ®
3. Sell more and increase share of wallet
4. Drive growth through products that are straight forward and add differentiated customer value
   - Asterisk-Free Checking™
   - Huntington Plus Checking™

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"Fair Play" Progress Report: 1. Foundation of Service

- Huntington started with the highest level of customer advocacy and has continued to separate itself from peers.



2010 APECS Customer Advocacy Award for Midwestern Region
Advocacy Score Trends (1)
75%
70%
65%
60%
55%
50%
67.9
71.5
74.0
58.3
59.3
59.3
"Fair Play" – 24-Hour Grace ® Launched
Mar09
May09
Jul09
Sep09
Nov09
Jan10
Mar10
May10
Jul10
Sep10
Nov10
Jan11
Mar11
Huntington
Average Peer Bank (2)

(1) MSR Group Branch Survey. Advocacy = customers who will repeat and recommend
(2) Peers: CMA, FITB, FMER, JPM, KEY, NCC/PNC, RBS/Charter One, USB

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(CHART) "Fair Play" Progress Report: 2. Accelerate New Customer Acquisition Consumer Checking Households 6.8% 9.1% (1) (1) Annualized A household starts with a checking accountConsumer accounts across all segments: Retail, WGH, and Auto. 3% in 2009 1,016 993 980 962 945 930 5.5% 7.5%(1) (000s) 9

(CHART) "Fair Play" Progress Report: 3. Sell More and Increase Share of Wallet Product Penetration - 4+ Services / HH 25 potential products or services counted: checking, savings, online bill pay, mortgage, brokerage account, insurance,... (CHART) (CHART) Product Penetration - 1 Services / HH Product Penetration - 2-3 Services / HH 10

(CHART) "Fair Play" Progress Report: Consumer Checking Household Revenue $249 $240 $240 $245 $229 $227 Back above pre "Fair Play" and Reg E levels ($MM) 11

"Fair Play" Progress Report:
4. Launching Two New Consumer Checking Products

- Making free checking better

Asterisk-Free Checking™
No hooks and adding benefits

Most Appealing Features:
- Free - No Monthly Maintenance Fee
- Free debit card usage
- Free ID Theft Resolution Service
- Free linked Savings Accounts
- No ODP transfer fee from Savings or Money Market
- 24-Hour Grace ®

Huntington Plus Checking™
Best in class premium product

Additional features to Asterisk-Free:
- Free with >$15k total core deposits, otherwise $15/month
- Earns Interest
- Relationship based loan discounts
- Free anywhere ATM usage (up to 5 per month)
- Free Huntington style checks
- Free safe deposit box

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Why 80% Rated Asterisk-Free #1? - $0 Monthly Checking Fee - No Monthly Checking Fee Requirements (e.g. min balance, # of debit transactions, etc.) - 24-Hour Grace(r) (CHART) Asterisk-Free Checking(tm): A Differentiated Entry Product Asterisk-Free Checking(tm) significantly outperforms peer's products in consumer preferenceIn a recent blind study(1), nearly 8 out of 10 ranked it "most appealing" among basic checking accounts Large in footprint peers Huntington Primary research, consumers in the Midwest states that have a checking account 13

(CHART) Why 53% Rated Huntington Plus #1? - Free Unlimited Checks - Interest Bearing - Free ID Theft Resolution Service - 24-Hour Grace(r) Huntington Plus Checking(tm): Best In Class Premium Product Huntington Plus Checking(tm) significantly outperforms peer's products in consumer preferenceIn a recent blind study(1), more than 5 out of 10 ranked it "most appealing" among premium checking accounts Huntington Primary research, consumers in the Midwest states that have a checking account Large in footprint peers 14

"Fair Play" Next Steps: Continue to Drive Growth US Census Bureau FDIC 9.4 million households are within 5 miles of a Huntington branch1.0 million Huntington householdsOpportunities to gain new customers0.1 million (1) new household creation per year1.9 million (1) households experience a life event per year: move, marriage, divorce,..Largest 3 banks in footprint average 34% (1) market share76,000 New Households = 7.5% Growth (CHART) 1.0 MM 11% 15

"Fair Play" sets Huntington apart

- ## Huntington is resonating with consumers

Why do you rate Huntington >98% in service compared to any other company:

- *"The 24 hour grace period is absolutely excellent. I brag about it all the time. The people who I interact with at the branch – they're just the kindest – most thoughtful people. When I go in there they say – ""Hi, how are you?" I mean they really engage you in a way that makes you feel welcomed."*

- *"I love the hours and their twenty-four hour grace period. I think they have become heads and shoulders over all the banks. I like the fact that you can come in on Sunday as well as having extended hours."*

- *"The free checking and 24 hour grace period if you overdraw. Everyone is really friendly – nice – and lots of times they know me by name. They are always there when we need something."*

- ## "Fair Play" is driving revenue growth
  - Checking household growing multiple times that of the market
  - Cross sell is driving share of wallet gains
- ## Asterisk-Free Checking™ and Huntington Plus Checking™ further sets us apart
- ## There are other significant opportunities we plan to pursue

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Important Messages

- Executing the 2009 strategic plan
- This is a new Huntington
  - Stronger management and increased accountability
  - Improved credit, risk and financial discipline
  - Improving performance
- Our strategic initiatives continue to gain traction
- Our "Fair Play" banking philosophy is working

Making Progress on Our Break Away Strategy

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Quarterly Financial Review 18

2011 First Quarter Highlights

- **$126.4 MM reported net income $0.14 EPS**
  - Includes $17.0 MM or $0.01 of additions to litigation reserves
- **$240.9 MM pre-tax, pre-provision income (1), down $19.1 MM, or 7.4%**
- **$38.0 MM, or 5.6%, decrease in fully-taxable equivalent revenue**
  - $10.7 MM, or 2.6%, decrease in fully-taxable equivalent net interest income
    - 3% annualized growth in loans
    - 3% annualized growth in core deposits
    - 9% annualized growth of consumer checking account households
    - 25% annualized decline in available-for-sale and other securities
    - 3.42% net interest margin, up from 3.37%
  - $27.3 MM, or 10.3%, decrease in noninterest income
    - $30.5 MM decline in mortgage banking income
- **$3.9 MM, or 0.9%, decrease in noninterest expense**
- **Continued significant improvement in credit quality trends**
  - 18% decline in total NALs
  - 4% decrease in NCOs
  - $49.4 MM provision for credit losses, down $37.6 MM

(1) See *Basis of Presentation* for definition, as well as PTPP Income slide for reconciliation

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Strong reserves 185% ACL coverage of NALs, up from 166%3.07% period-end allowance for credit losses to total loans and leases, down from 3.39%Solid capital7.81% tangible common equity ratio, up 25 bps9.75% Tier 1 common risk-based capital ratio, up 46 bps12.07% and 14.85% Tier 1 and Total risk-based capital ratios, respectively... $2.6 B and $2.1 B above the "well-capitalized" thresholdsRepurchased TARP related warrant (23.6 MM shares) for $49.1 MM on 1/19/11 2011 First Quarter Highlights (continued) 20

Quarterly Performance Highlights

	1Q11	4Q10	3Q10	2Q10	1Q10
EPS	$0.14	$0.05	$0.10	$0.03	$0.01
Pre-tax pre-provision income *($MM)* (1)	$240.9	$260.1	$265.2	$270.5	$251.8
Net interest margin	3.42%	3.37%	3.45%	3.46%	3.47%
Efficiency ratio (2)	64.7%	61.4%	60.6%	59.4%	60.1%
Return on average assets	0.96%	0.90%	0.76%	0.38%	0.31%
Return on average tangible equity	12.69%	5.56%	10.03%	3.79%	2.69%
Loan & lease growth (3)	3%	6%	1%	1%	(1)%
Core deposit growth (4)	3%	10%	1%	6%	5%
Net charge-off ratio	1.73%	1.82%	1.98%	3.01%	2.58%
Net charge-off ratio: non-Franklin (5)	1.77%	1.87%	1.98%	2.17%	2.48%
Period End Ratios					
NPA ratio	1.80%	2.21%	2.94%	4.24%	5.17%
ALLL/loans & leases	2.96%	3.28%	3.56%	3.79%	4.00%
ACL/loans & leases	3.07%	3.39%	3.67%	3.90%	4.14%
Tier 1 risk-based capital ratio	12.04%	11.55%	12.82%	12.51%	11.97%
Total risk-based capital ratio	14.85%	14.46%	15.08%	14.79%	14.28%
Tangible common equity/tangible assets	7.81%	7.56%	6.20%	6.12%	5.96%

(1) See PTPP Income slide for reconciliation
(2) Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities (losses) gains
(3) Linked-quarter annualized average balance growth rate; impacted by loan sales
(4) Linked-quarter annualized average balance growth rates
(5) See non-Franklin credit metrics reconciliation

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1Q11 Earnings Summary After-tax EPS (1)Net income $126.4 MM Net income applicable to common shares $118.7 MM $0.14Significant Items Favorable/(Unfavorable) Earnings (2) EPS Additions to litigation reserves (17.0) $(0.01)(1) EPS reflected on a fully diluted basis(2) Impact on pre-tax GAAP earnings 22

Quarterly Earnings 23

Significant Items Impacting Financial Performance Comparisons - Reconciliation 2011 - 2010 Quarterly 24

Income Statement 25

(CHART) Revenue and PTPP Growth (1) ($MM) (CHART) (1) Revenue is FTE; See Basis of Presentation for definition of PTPP, as well as PTPP Income reconciliation slide(2) Annualized PTPP Earnings Power (2) Revenue and PTPP Trends 26

Pre-Tax, Pre-Provision Income (1) 27

ROA Opportunity Sensitivity Analysis on $241MM - 1Q11 1.10%-1.35% Long-Term Goal 28

(CHART) (CHART) Change 1Q11 vs. 4Q10:Deposits, Rate & Mix 12 bpsDay Count 6Swaps (6)Loans Yield & Mix (4) Other (3)Total Change 5 bps Net Interest Income & Margin (1) ($MM) (1) Fully-taxable equivalent basis Net Interest Margin (FTE) Net Interest Income (FTE) 29

Net Interest Margin - Yields & Rates (CHART) (CHART) Earning Assets Total Deposits Fed Funds Net Interest Margin Loans Investment Securities Earning Asset Yields NIM - Yields & Rates 30

(CHART) Managing Interest Rate Risk Estimated impact on annualized net interest income over the next 12-month period assuming a gradual change in rates over the next 12-month period above and beyond any rate change already implied in the current yield curve. Net Interest Income at Risk (1) Forward Curve +2%, +1%, & -1% Gradual Change in Rates 31

Noninterest Income Trends Linked Quarter 32

Noninterest Income Trends Prior-Year Quarter 33

Mortgage Banking Income ($MM) 1Q11 4Q10 3Q10 2Q10 1Q10 Origination & secondary marketing $19.8 $48.2 $35.8 $19.8 $13.6 Servicing fees 12.5 11.5 12.1 12.2 12.4 Amortization of capitalized servicing (9.9) (14.0) (13.0) (10.1) (10.1) Other mortgage banking income 3.8 4.8 5.0 3.7 3.2 Sub-total 26.2 50.5 39.9 25.5 19.1 MSR recovery (impairment) 0.8 31.3 (12.0) (26.2) (5.8) Net trading gains (losses) (4.3) (28.7) 24.2 46.2 11.7 Total $22.7 $53.2 $52.0 $45.5 $25.0 Investor servicing portfolio (1) ($B) $16.5 $15.9 $15.7 $16.0 $16.0 Weighted average coupon 5.27% 5.35% 5.48% 5.55% 5.61% Originations ($B) $0.9 $1.8 $1.6 $1.2 $0.9 Mortgage servicing rights (1) $202.6 $196.2 $161.6 $179.1 $207.6 MSR % of investor servicing portfolio (1) 1.23% 1.23% 1.03% 1.12% 1.30% (1) End-of-period 34

Noninterest Expense Trends Linked Quarter 35

Noninterest Expense Trends Prior-Year Quarter 36

Balance Sheet 37

Balance Sheet - Assets 38

Balance Sheet - Liabilities & Shareholders' Equity 39

Earning Assets and Funding Composition (1) (CHART) (1) Average balances (2) Interest bearing liabilities + DDA noninterest bearing (CHART) Funding (2) Earning Asset Composition 40

Available-For-Sale (AFS) and Other Securities 41

(CHART) (CHART) AFS and Other Securities ($MM) % of Average Earning Assets Average Balance & Yield 42

AFS and Other Securities Trends (1) Linked Quarter - Average Treasury/Agency debt with weighted average life of approximately 2.5 yearsAgency CMOs with weighted average life of approximately 3.9 yearsSecurity portfolio reduction due to timing of re-investment opportunitiesPurchased high rated covered bond and corporate debt securities to diversify portfolio 43

AFS and Other Securities Overview (1) - 3/31/11 44

Selected Securities - Assessment (1) Par Value Book Value Market Value OCIAlt-A mortgage backed $68 MM $65 MM $58 MM $(7) MM - Purchased 2006 % to Par Value 86% - 3 securities - senior tranche - 10/1 ARMs or 30 year fixed; no option ARMs - Cash flow analysis performed monthly to test for OTTI with third-party validationTrust preferred 296 229 107 (122) - Purchased 2003-2005 % to Par Value 36% - 16 pools with 410 separate issuers - Cash flow analysis performed quarterly to test for OTTI with third-party validationPrime CMOs 135 124 116 (9) - Purchased 4Q03-2Q07 % to Par Value 86% - 16 securities - Cash flow analysis performed monthly to test for OTTI with third-party validationTotal $498MM $418 MM $281 MM $(137) MM 3/31/11OCI - accumulated other comprehensive income; pre-taxOTTI - other-than-temporary impairment 45

(CHART) AFS and Other Securities Mix Analysis 12/31/10$9.8 B (1)3.0 Years 12/31/08$4.0 B5.2 Years 12/31/09$8.2 B2.4 Years Excludes variable rate demand notes: $139 million at 12/31/10 and $124 million at 3/31/31 (1) 3/31/11$9.2 B (1)3.2 Years 46

Loan Portfolio Overview 47

($B) 3/31/11 3/31/11 3/31/11 12/31/10 12/31/10 12/31/10 12/31/09 12/31/09 12/31/09 12/31/08 12/31/08 12/31/08 12/31/07 12/31/07 12/31/07 Amt Pct Amt Pct Amt Pct Amt Pct Amt Pct Commercial & industrial $13.3 35% $13.1 34% $12.9 35% $13.5 33% $13.1 33 % Commercial real estate 6.3 17 6.7 18 7.7 21 10.1 24 9.2 23 Total commercial 19.6 52 19.7 52 20.6 56 23.6 58 22.3 56 Automobile 5.8 15 5.6 15 3.4 11 4.7 12 4.4 11 Home equity 7.8 20 7.7 20 7.6 20 7.6 18 7.3 18 Residential real estate 4.5 12 4.5 12 4.5 12 4.8 12 5.4 14 Other consumer 0.5 1 0.6 1 0.8 2 0.7 2 0.7 2 Total consumer 18.6 48 18.4 48 16.2 44 17.5 42 17.7 44 Total loans & leases $38.2 100% $38.1 100% $36.8 100% $41.3 100% $40.1 100 % Credit Exposure Composition (1) Decline reflects a net reclass from CRE to C&I of $1.5 billion (1) 48

(CHART) Total Loans and Leases Portfolio Overview ($B) $19.9 $6.1 $2.9 $1.5 $2.7 $1.5 $0.8 $2.8 EOP Outstandings - $38.2 Billion (1) (1) 3/31/11 By State 49

Loan and Lease Trends Linked Quarter 50

Loan and Lease Trends Prior-Year Quarter 51

Total Commercial Loans 52

(CHART) Total Commercial Loans - Granularity EOP Outstandings - $19.6 Billion (1) (CHART) 771 2% 35,52098% (1) 3/31/11 Loans by Dollar Size # of Loans by Size $5 MM - < $10 MM 420$10 MM - < $25 MM 297$25 MM - < $50 MM 46> $50 MM 8Total 771 53

(CHART) Commercial Loans - Risk Grade Distribution PD Risk Grades (Moody's or Regulatory Definition) Percent of End of Period Balances ($B) $23.6 $20.6 10% 16% 4% 8% 15% 18% 16% 20% 17% 22% 13% 14% 10% 12% 2% 3% 13% 6% 19% 15% 18% 15% 13% 2% $19.7 15% 11% 11% 5% 19% 16% 18% 15% 14% 3% $19.6 54

Commercial and Industrial Loans (C&I) 55

C&I - Overview EOP Outstandings - $13.3 Billion (1)Diversified by sector and geographically within our Midwest footprintGranular7 loans >$50 million... 4% of portfolio57 loans $20-$50 million... 11% of the portfolioFocus on middle market companies with $15-$100 million in salesCredit Quality Trends (1) 3/31/11 (2) Annualized 1Q11 4Q10 3Q10 2Q10 1Q10 30+ days PD & accruing (1) 0.37% 0.33% 0.97% 0.74% 0.63% 90+ days PD & accruing (1) -- -- -- -- -- NCOs (2) 1.29% 1.85% 2.01% 1.90% 2.45% NALs (1) 1.96% 2.65% 3.21% 3.47% 4.18% ACL (1) 2.48% 2.86% 3.07% 3.67% 4.02% 56

C&I – Credit Risk Management Strategies

What We Do

- Lend to defined relationship oriented clients
- Follow disciplined credit policies and processes
- Understand our client's market / industry and their durable competitive advantage
- Underwrite to historical cash flows with collateral as a secondary repayment source
- Emphasize risk / return structure and pricing
- Stress testing for lower earnings / higher interest rates
- Monthly review of criticized and classified loans

Huntington | 57

(CHART) C&I Loan Portfolio Composition ($B) EOP Outstandings - $13.3 Billion (1) (1) 3/31/11 By Maturity $1.7 $5.2 $1.8 $1.4 $2.0 $1.0 $0.3 58

(CHART) C&I - Trends ($MM) Change Analysis Period-End Balance ($MM) 1Q11 vs. 4Q10 1Q11 vs. 1Q10 Originations $748 $2,762 Net payments / payoffs / takedowns (506) (1,324) Net reclassifications 30 (254) Charge-offs (36) (131) Net change $236 $1,054 1.8% 8.6% 59

C&I - Auto Industry (1) Outstandings (2) ($MM) 1Q11 4Q10 3Q10 2Q10 1Q10 Suppliers Domestic $ 135 $ 127 $ 135 $ 136 $ 147 Foreign 23 22 22 24 24 Total suppliers 157 149 157 160 171 Dealers Floorplan-domestic 620 599 470 411 363 Floorplan-foreign 463 457 302 292 296 Total floorplan 1083 1056 772 703 659 Other 391 373 363 360 354 Total dealers 1,474 1,429 1,135 1,063 1,012 Total auto industry $1,631 $1,578 $1,292 $1,223 $1,183 NALs Suppliers 3.90% 5.31% 5.82% 6.24% 12.75 % Dealers 0.06 0.07 0.09 0.09 0.18 Net charge-offs (3) Suppliers 0.25% 2.54% 1.19% 5.13% 1.56 % Dealers 0.0 0.0 0.0 0.37 0.0 (1) End of period (2) Companies with > 25% of their revenue from the auto industry (3) Annualized 60

Commercial Real Estate Loans (CRE) 61

CRE - Overview EOP Outstandings - $6.3 Billion (1)Granular portfolio with geographic and project diversification throughout our footprintConstruction lending targeted to major metro marketsCRE - Construction ($0.6 Billion)59% reduction in balances since 3/31/1067% of current balances to "Core" CRE relationshipsCentralized construction portfolio management within CRE segmentCredit Quality Trends (1) 3/31/11 (2) Annualized 1Q11 4Q10 3Q10 2Q10 1Q10 30+ days PD & accruing (1) 1.49 1.45% 1.26% 1.30% 1.36% 90+ days PD & accruing (1) -- -- -- -- -- NCOs - construction (2) 18.6% 6.19% 7.25% 14.25% 9.77% NCOs - nonconstruction (2) 2.66% 2.22% 3.01% 2.38% 3.25% NALs (1) 4.86% 5.47% 6.93% 9.23% 11.09% ACL (1) 8.25% 8.94% 9.58% 9.81% 10.12% 62

(CHART) CRE - Portfolio Composition Permanent 28% Mini-perm Traditional39% Construction 9% Non Project Loans 7% (CHART) Lines / Letters of Credit2% (1) 3/31/11 Permanent Qualified9% Mini-perm Traditional - Typically 2- to 5-year term loans to allow properties to reach stabilized operating levels after construction, rehab, or repositioning.Permanent Qualified - Loans with 5 years or less term with properties that have reached a stabilized physical occupancy and exhibit an operational cash flow which would qualify for permanent financing during normalized market conditions.Permanent - Amortizing loans with terms of 10 to 25 years. EOP Outstandings - $6.3 Billion (1) By Loan Type By Property Locations 63

(CHART) CRE - Trends ($MM) Change Analysis Period-End Balance ($MM) 1Q11 vs. 4Q10 1Q11 vs. 1Q10 Originations $ 93 $ 260 Takedowns 124 617 Net payments / payoffs / other (458) (1,873) Net reclassifications (36) 133 Charge-offs (76) (295) Net change $(353) $(1,158) (5.3)% (15.5)% 64

CRE - Change Analysis 4Q10 Construction Commercial Total CRE September 30, 2010 $738 $6,174 $6,912 New originations 0 55 55 Net pay-offs / takedowns / other (78) (185) (263) Charge-offs (10) (43) (53) December 31, 2010 $650 $6,001 $6,651 Net change $(88) $(173) $(261) 1Q11 Construction Commercial Total CRE December 31, 2010 $650 $6,001 $6,651 New originations 0 93 93 Net pay-offs / takedowns / other (33) (337) (370) Charge-offs (30) (46) (76) March 31, 2011 $587 $5,711 $6,298 Net change $(63) $(290) $(353) 65

CRE – Core Characteristics

EOP Outstandings – $3.9 Billion (1)

- Long-term Meaningful relationships… many have been customers for 20+ years with opportunities for additional cross-sell
- Well-seasoned regional or institutional owners, developers, and organizations
- Primarily Midwest footprint projects generating adequate return on capital
- Proven CRE participants… 28+ years average CRE experience
- 95+% of the loans have personal guarantees
- The portfolio continues to perform well with <0.80% nonaccrual loans

(1) 3/31/11

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CRE – Noncore Characteristics

EOP Outstandings – $2.4 Billion (1)

- Limited opportunity to gain overall banking relationship
- Includes numerous performing, pass-rated loans not meeting desired return on capital
- Includes most "criticized" loans from the overall CRE portfolio
- 27% aggressive credit mark
  - Updated values to incorporate current market conditions
- Limited future funding requirements… ~$75 MM
- 95+% have guarantors
- 99% is secured debt
- 92% is within our geographic footprint
- 53% are "pass" grade or better

(1) 3/31/11

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CRE – Noncore Characteristics

Special Assets Department (SAD) ($1.2 Billion)

- 40% aggressive credit mark
  - Actively working to exit… more aggressive terms – e.g., higher pricing, shorter amortization, sale, etc.
  - The majority of "criticized" loans are managed within SAD

Other ($1.1 Billion)

- 9% credit mark represents… 3.0X coverage of NALs
- 30+ days past due of only $66 MM (4.83%)
- Includes $531 MM of small dollar Investment Real Estate loans
  - Not a strategic focus going forward
  - Very granular risk assessment
  - Actively managing within the context of an exit orientation… though may have opportunities to develop some into fuller, more profitable relationships

Huntington 68

CRE - Core vs. Noncore ($MM) O/S ACL Criticized NAL's Prior Charge-offs(1) ACL Credit Mark (2) 12/31/10 Core Total $4,042 $160 $379 $16 $ 5 3.96% 4.08% Noncore SAD 1,400 329 1,033 307 379 23.53 39.81 Noncore Other 1,209 105 299 41 5 8.68 9.09 Noncore Total 2,609 434 1,332 348 384 16.65 27.34 CRE Total $6,651 $594 $1,711 $364 $389 8.93% 13.96% 3/31/11 Core Total $3,912 $140 $354 $31 $ 12 3.58% 3.88% Noncore SAD 1,249 285 819 239 353 22.78 39.79 Noncore Other 1,138 95 305 36 14 8.35 9.50 Noncore Total 2,387 380 1,124 275 367 15.90 27.12 CRE Total $6,298 $520 $1,478 $306 $379 8.25% 13.46% (1) Prior charge-offs represent activity on existing accounts as of date shown, not cumulative for the portfolio(2) Credit mark = (ACL + prior charge-offs) / (outstandings + prior charge-offs) 69

CRE - Core vs. Noncore Change Analysis 4Q10 Core Noncore Total CRE September 30, 2010 $3,989 $2,923 $6,912 Originations 55 -- 55 Net payments / takedowns / other 3 (266) (263) Charge-offs (5) (48) (53) December 31, 2010 $4,042 $2,609 $6,651 Net change $53 $(314) $(261) 1Q11 Core Noncore Total CRE December 31, 2010 $4,042 $2,609 $6,651 Originations 92 1 93 Net payments / takedowns / other (213) (157) (370) Charge-offs (9) (67) (76) March 31, 2011 $3,912 $2,387 $6,298 Net change $(130) $(222) $(353) 70

CRE - Maturity Schedule By Loan Type - 3/31/11 ($MM) Within 12 Mos. 1 - 2 Years 2 - 5 Years 5+ Years Total Construction $ 421 $ 108 $ 52 $ 6 $ 587 Lines / letters of credit 75 41 16 11 142 Non project loans 233 83 105 50 471 Mini-perm traditional 1,498 614 493 6 2,612 Permanent qualified 143 115 271 101 630 Permanent 458 260 652 485 1,856 Total CRE $2,829 $1,222 $1,588 $ 657 $6,298 Core $1,692 $784 $1,090 $345 $3,912 Noncore SAD 805 228 139 75 1,249 Noncore Other 331 210 358 237 1,138 71

Total Consumer Loans and Leases 72

Consumer Loans and Leases - 3/31/11 ($B) Amt. Pct. Automobile $5.8 31% Home equity 7.8 42 Residential RE 4.5 24 Other consumer 0.5 3 Total consumer $18.6 100% (CHART) By Loan Type 73

Consumer Loan Credit Risk Management Objective Manage the Probability of DefaultFootprint Portfolio... markets we know and understandClient Selection... bias for high quality customers and relationship lending vs. third-party originationsDisciplined Underwriting... borrower ability to repay, collateral value, and stress testing when appropriate 74

Automobile 75

Automobile - Overview EOP Outstandings - $5.8 Billion (1)Consistency of strategy and commitment to dealersFocus on high service quality and full dealer relationshipsSince 2001 focused on super-prime customers >750 FICOsFully automated origination and booking systemCredit Quality Trends Credit quality continues to perform within expectationsLease portfolio is declining due to the strategic exit of the business in 4Q08; the declining portfolio balance creates a higher loss rate with more volatility 3/31/11 (2) Annualized 1Q11 4Q10 3Q10 2Q10 1Q10 30+ days PD & accruing (1) 0.89% 1.21% 1.17% 1.25% 1.36% 90+ days PD & accruing (1) 0.09% 0.14% 0.17% 0.15% 0.18% NCOs (2) 0.33% 0.51% 0.43% 0.47% 0.80% NALs (1) -- -- -- -- -- 76

Auto Lending – Credit Risk Management Strategies

Performance Drivers

- **Borrower quality** – as measured at origination by:
  - FICO score – Super Prime with consistent increasing trend
  - FICO score distribution – consistent decline in <670 levels
  - Custom Score – utilized to further segment FICO eligible applications – continues to enhance predictive modeling
- **Loan to value** – Significantly reduced LTV across all origination segments
- **Decision type** – Significantly reduced the level of underwriter overrule decisions
- **Used car values** – Stabilization in the Manheim Market Index

Risk Recognition

- 80% of losses recognized in first 24 months on books
- Shape of cumulative loss curves has remained steady
- Loss trends are predictable

Outlook

- Active portfolio management and policy development over the past 5 years
- Origination quality has moderated losses even in the face of more difficult economic conditions
- Expect to see continued decline in losses

Huntington 77

Auto Loans - Production and Credit Quality Overview Auto Loans - Production and Credit Quality Overview (1) Annualized 78

Home Equity 79

Home Equity - Overview EOP Outstandings - $7.8 Billion (1)Focused on geographies within our Midwest footprintFocused on high quality borrowers... >730 FICOsBegan exit of broker channel in 2005... <7% of outstandings todayConservative underwriting - manage the probability of defaultHigh risk borrower actionsUpdated collateral valuesProactive contact via servicing groupCapped linesCredit Quality TrendsCredit quality continues to perform within expectations 3/31/11; prior to 2Q10 includes Franklin loans (2) Annualized; 2Q10 including $15.9 MM Franklin-related 1Q11 4Q10 3Q10 2Q10 1Q10 30+ days PD & accruing (1) 1.21% 1.29% 1.39% 1.28% 1.41% 90+ days PD & accruing (1) 0.31% 0.30% 0.35% 0.36% 0.40% NCOs (2) 1.38% 1.51% 1.47% 2.36% 2.01% NALs (1) 0.32% 0.29% 0.28% 0.30% 0.73% 80

Home Equity – Credit Risk Management Strategies

Performance Drivers

- **Borrower quality** – as measured at origination by
  - Custom Score – utilized to further segment FICO eligible applications – continues to enhance predictive modeling
  - FICO score – consistent increasing trend, with very limited under 670 production
  - Updated borrower quality based on quarterly re-score is consistent
- **Payments** – 70+% of borrowers consistently make more than required payment
- **Geography** – Footprint lender with limited investor property exposure
- **Broker Channel** – Eliminated in 2006 based on risk profile
- **Customer relationship orientation** – not one-off transactions

Risk Recognition

- Major focus on loss mitigation since 2008 – 70% of loan modifications continue to pay according to the modified terms
- Write-down to discounted current value less selling costs at 120 days past due
- Non-accrual balances represent the realizable value estimate in future periods

Originations

- Average FICO scores of 750+ with average LTVs of <85% for 2nd-liens and <75% for 1st-liens.

Outlook

- Expect losses to be elevated compared to historical norms throughout 2011
  - Consistent to improved borrower quality based on updated FICO scores

Huntington 81

Residential Mortgages 82

Residential Mortgages - Overview EOP Outstandings - $4.5 Billion (1)Focused on geographies within our Midwest footprintTraditional product mix... very limited nontraditional exposure as we never originated sub-prime, payment option ARMs, or negative amortization loans$513 MM of Interest Only loans... targeted within executive relocation activities$297 MM of Alt-A mortgages... exited in 2007Credit Quality Trends (1)Credit quality continues to perform within expectations End of period; periods prior to 2Q10 include Franklin loansEnd of period; excludes GNMA loans - no additional risk as they are approved for repurchaseAnnualized; 4Q10 includes $16.4 MM related to loans sold and $4.6 MM Franklin-related recovery; 2Q10 including $64.2 MM Franklin- related 1Q11 4Q10 3Q10 2Q10 1Q10 30+ days PD & accruing (2) 4.1% 4.6% 5.24% 5.55% 5.81% 90+ days PD & accruing (2) 0.93% 1.20% 1.26% 1.08% 1.58% NCOs (3) 1.70% 2.42% 1.73% 7.19% 2.17% NALs (2) 0.99% 1.00% 1.84% 1.99% 1.76% 83

Residential Mortgages – Credit Risk Management Strategies

Performance Drivers

- **Standard products and borrower quality** – as measured at origination by:
  - Secondary market underwriting
  - FICO score – consistent increasing trend
  - FICO score distribution – consistent decline in low score levels
- **Non-standard product structures**
  - $513 MM of Interest Only loans… targeted within executive relocation activities… continues to perform well
  - $297 MM of Alt-A mortgages… exited in 2007… represents <7% of total residential portfolio with majority of cumulative losses likely recognized within 24 months.
- **Decision type** – Significantly reduced the level of underwriter overrule decisions
- **Geography** – Primarily a footprint lender

Huntington
84

Residential Mortgages – Credit Risk Management Strategies

Risk Recognition

- Write down to discounted current value less selling costs at 150 days past due
- Nonaccrual balances represent the realizable value estimate in future periods

Continued Focus on Borrower's Ability to Pay for New Originations

- All loans are fully documented
- Underwritten to Secondary Market standards

Loss Mitigation

- Home Savers program – 20% recidivism
  - Early identification of Loss Mitigation candidates – i.e., pre-delinquency via predictive modeling
  - Decrease foreclosure activity in favor of Loan Modifications and short sales
  - Rewrite / modify customers with a focus on reducing principal quickly
  - Create saleable structures where possible
  - Income verification in all cases to maximize re-performance probability

Account Management

- Proactive contact six months prior to ARM resets

Huntington 85

Residential Mortgages - LTV, FICO, Originations (1) Weighted average FICOs reflect currently updated customer credit scores(2) Only owned-portfolio originationsWeighted average at origination 1Q11 4Q10 3Q10 2Q10 1Q10 Ending balance ($B) $4.5 $4.5 $4.5 $4.4 $4.6 Average LTV 78% 77% 77% 77% 76% Average FICO (1) 723 721 719 717 716 Originations (2) ($MM) $304 $427 $485 $452 $242 Average LTV (3) 82% 81% 83% 83% 73% Average FICO (3) 759 759 758 760 764 86

Other Consumer Loans 87

Other Consumer loans

EOP Outstandings – $0.5 Billion (1)

- Over collateralized
  - Autos, untitled vehicles, small boats, mobile homes and other miscellaneous
- Primarily for existing customers
- Performed within expectations over the past year, though varies by collateral type

(1) 3/31/11

Huntington 88

Credit Quality Review 89

Credit Quality Trends Overview Credit Quality Trends Overview Excludes loans guaranteed by the U.S. Government NALs divided by total loans and leases(3) NPAs divided by the sum of loans and leases, impaired loans held for sale, net other real estate and other NPAs(4) Criticized assets = commercial criticized loans + consumer loans >60 DPD + OREO; Total criticized assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate and other NPAs 90

Total Commercial Loan - Delinquencies (1) (CHART) (CHART) (1) Period end; delinquent but accruing as a % of related outstandings at EOP 90+ Days 30+ Days 91

(CHART) Total Consumer Loan Delinquencies (1) (CHART) (1) Period end; delinquent but accruing as a % of related outstandings at EOP 90+ Days 30+ Days 92

Consumer Loan Delinquencies (1) (CHART) (1) Period end; delinquent but accruing as a % of related outstandings at EOP(2) Excludes GNMA FAS 140 government guaranteed and Franklin in periods prior to 2Q10 (CHART) (2) (2) (2) (2) 90+ Days 30+ Days 93

(CHART) Net Charge-offs ($MM) ($MM) Consumer Loans Commercial Loans (2) (CHART) (1) Includes $16.4 MM related to $39.8 million of residential mortgages sold and a $4.4 MM Franklin-related recovery (1) 94

Net Charge-offs ($MM) 1Q11 4Q10 3Q10 2Q10 1Q10 Commercial and industrial $42.2 $59.1 $62.2 $58.1 $75.4 Commercial real estate 67.7 44.9 63.7 81.7 85.3 Total commercial 109.9 104.0 125.9 139.9 160.7 Automobile 4.7 7.0 5.6 5.4 8.5 Home equity 26.7 29.2 27.8 44.5 37.9 Residential mortgages (1) 18.9 26.8 19.0 82.8 24.3 Other 4.9 5.3 6.3 6.6 7.0 Total consumer 55.2 68.3 58.6 139.4 77.7 Total $165.1 $172.3 $184.5 $279.2 $238.5 Memo: Excluding Franklin-related NCOs (2) Memo: Excluding Franklin-related NCOs (2) Memo: Excluding Franklin-related NCOs (2) Commercial and industrial $42.2 $59.2 $66.8 $58.3 $75.8 Home equity 26.7 29.2 26.7 28.5 34.2 Residential mortgages (1) 22.0 31.2 15.6 18.6 16.2 Total 168.1 176.8 184.5 199.2 227.0 4Q10 Includes $16.4 million related to the sale of $39.8 million of residential mortgages See non-Franklin credit metrics reconciliation 95

Net Charge-off Ratios (1) 1Q11 4Q10 3Q10 2Q10 1Q10 Commercial and industrial 1.29% 1.85% 2.01% 1.90% 2.45% Commercial real estate 4.15 2.64 3.60 4.44 4.44 Total commercial 2.24 2.13 2.59 2.85 3.22 Automobile 0.33 0.51 0.43 0.47 0.80 Home equity 1.38 1.51 1.47 2.36 2.01 Residential mortgages (2) 1.70 2.42 1.73 7.19 2.17 Other 3.47 3.66 3.83 3.81 3.87 Total consumer 1.20 1.50 1.32 3.19 1.83 Total 1.73% 1.82% 1.98% 3.01% 2.58% Memo: Excluding Franklin-related NCOs (3) Memo: Excluding Franklin-related NCOs (3) Memo: Excluding Franklin-related NCOs (3) Commercial and industrial 1.29% 1.86% 2.15% 1.90% 2.46% Home equity 1.38 1.51 1.41 1.53 1.83 Residential mortgages (2) 1.97 2.82 1.42 1.74 1.57 Total 1.77 1.87 1.98 2.17 2.48 Annualized4Q10 Includes $16.4 million, related to the sale of $39.8 million of residential mortgages See non-Franklin credit metrics reconciliation 96

(CHART) Nonaccrual Loans & Nonperforming Assets ($MM) (CHART) ($MM) (28)% (18)% (8)% (32)% (52)% NAL Inflows NALs & NPAs - EOP (21)% 62% (18)% (19)% (15)% 97

Nonaccrual Loans (NALs) and Nonperforming Assets (NPAs) 98

($MM) 1Q11 4Q10 3Q10 2Q10 1Q10 NPA beginning-of-period $844.8 $1,104.9 $1,582.7 $1,918.4 $2,058.1 Additions / increases 192.0 237.8 278.4 171.6 237.9 Franklin - net impact (3.5) (5.9) (251.4) (86.7) 15.0 Return to accruing status (70.9) (100.1) (111.2) (78.7) (80.8) Loan and lease losses (128.7) (126.1) (151.0) (173.2) (185.4) OREO gains (losses) 1.5 (5.1) (5.3) 2.5 (4.2) Payments (87.0) (191.3) (210.6) (140.9) (107.6) Sales (57.2) (69.6) (26.7) (30.2) (14.6) NPA end-of-period $690.9 $844.8 $1,104.9 $1,582.7 $1,918.4 Percent change (18)% (24)% (30)% (17)% (7)% Nonperforming Asset Flow Analysis 99

($MM) 1Q11 4Q10 3Q10 2Q10 1Q10 Criticized beginning-of-period $3,074 $3,638 $4,106 $4,608 $4,972 Additions / increases 170 290 408 280 306 Advances 62 52 75 79 91 Upgrades to "Pass" (239) (383) (391) (409) (273) Paydowns (295) (401) (409) (331) (324) Charge-offs (112) (121) (152) (121) (164) Criticized end-of-period $2,661 $3,074 $3,638 $4,106 $4,608 Percent change (13)% (15)% (11)% (11)% (7)% Total Commercial Loans - Criticized Loan Flow Analysis Period End 100

Accruing Trouble Debt Restructured Loans 101

(CHART) Provision, NCO, and ACL ($MM) (1) NCO % annualizedEnd of period (CHART) Allowance for Credit Losses vs.NALs (2) Loan Loss Provision vs.Net Charge-offs (1) 102

(CHART) Relative Performance - LLR/Loans Ratios Source: SNL; company reports 103

(CHART) Relative Performance - ALLL / NAL Coverage Source: SNL; company reports 104

Rapid Improvement in Credit Quality - Nonaccrual Loans Ratio 3/31/11 Change from 3/31/10 (CHART) Source: SNL; company reports (CHART) 105

Rapid Improvement in Credit Quality - Loan Loss Reserves / Nonaccrual Loans (CHART) (CHART) Source: SNL; company reports 3/31/11 Change from 3/31/10 106

Non-Franklin Credit Metrics Reconciliations 107

Non-Franklin Credit Metrics Reconciliation 108

Non-Franklin Credit Metrics Reconciliation 109

Non-Franklin Credit Metrics Reconciliation 110

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 111

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 112

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 113

Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs) 114

Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs) 115

Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs) 116

Deposits and Other Funding 117

(CHART) (CHART) Deposits ($B) Avg. Total Deposits - Rate / Mix CD Maturities & Avg. Rate on Maturities Rate 1.55% 1.37% 1.21% 1.06% 0.90% Estimates 118

Deposit Trends Linked Quarter 119

Deposit Trends Prior-Year Quarter 120

Total Core Deposit Trends 121

(CHART) Other Funding End of Period Balances ($B) $14.6 $11.5 13% 22% 16% 15% 8% 18% 39% 37% 17% 16% $8.8 14% 27% 2% 35% 22% $7.6 16% 22% 2% 27% 33% $9.4 16% 22% 2% 27% 33% 122

Capital 123

Capital (1) 1Q11 4Q10 3Q10 2Q10 1Q10 Total risk-weighted assets ($B) $43.0 $43.5 $42.7 $42.5 $42.5 Tier 1 leverage 9.80% 9.41% 10.54% 10.45% 10.05% Tier 1 risk-based capital 12.04 11.55 12.82 12.51 11.97 Total risk-based capital 14.85 14.46 15.08 14.79 14.28 Tang. common equity/ tang. assets 7.81 7.56 6.20 6.12 5.96 Tang. equity/tang. assets 8.51 8.24 9.43 9.43 9.26 Tier 1 common risk-based capital 9.75 9.29 7.39 7.06 6.53 Double leverage (2) 88 87 78 76 75 (1) Period end (2) (Parent company investments in subsidiaries + goodwill) / equity 124

(CHART) Capital Ratios (1) (1) End-of-period 4Q10 - Raised $920 MM of common equity and repurchased $1.4 billion of TARP related preferred shares 125

(CHART) Shareholders' Equity - Avg. (CHART) Capital Key Equity Ratios - EOP ($B) 4Q10 - Raised $920 MM of common equity and repurchased $1.4 billion of TARP related preferred shares 126

(CHART) Capital Analysis - 3/31/11 (CHART) Source: SNL, Company reports. Tier 1 Common Risk-Based Tangible Common Equity TARP repaid bank 127

Franchise 128

Huntington Bancshares Overview

Midwest financial services holding company	
Founded	- 1866
Headquarters	- Columbus, Ohio
Total assets	- $53 Billion
Employees [(1)]	- 11,319
Franchise:	
Footprint	6 states: OH, MI, PA, IN, WV, KY
	613 branches / 1,391 ATMs
Retail and Business Banking	5 Areas
- Mortgage banking	+ MD, NJ
Commercial Banking	11 Regions
Commercial Real Estate	
Auto Finance & Dealer Services	+ MA, RI, VT, NH, ME
Private Financial Group	+ FL

(1) Full-time equivalent (FTE)

Huntington 129

The Huntington Franchise Branches 119ATMs 240Detroit 4%Grand Rapids 10% Branches 346ATMs 744Akron 8%Canton 27%Cincinnati 4%Cleveland 5%Columbus 22%Dayton 6%Toledo 23% Youngstown 20% Branches 50ATMs 81Indianapolis 6% Branches 13ATMs 30 Branches 28ATMs 133Charleston 11% Excludes 9 PFG offices (3 in FL) and 2 ATMs in MD. Market share at 6/30/10 Branches 613ATMs 1,391 Branches 57ATMs 163Pittsburgh 3% 130

A Strong Regional Presence Source: SNL Financial, company presentations and filings FDIC deposit data as of June 30, 2010 Deposits - Top 12 MSAs MSA Rank BBs Deposits ShareColumbus, OH 1 69 $9,124 22.2%Cleveland, OH 5 62 3,941 7.8Detroit, MI 8 50 3,607 4.2Toledo, OH 1 42 2,306 22.9Pittsburgh, PA 7 41 2,270 3.0Cincinnati, OH 5 40 1,999 3.5Youngstown, OH 1 36 1,877 20.4Indianapolis, IN 4 45 1,902 6.2Canton, OH 1 23 1,485 27.3Grand Rapids, MI 3 21 1,280 9.5Akron, OH 5 17 886 7.7Charleston, WV 3 8 604 10.6BBs = Banking Branches % Deposits#1 Share markets 42% #1- #3 Share markets 56% 131

Leadership Team Leadership Team Business Segments Insurance, 132

Senior Leadership Team (1) Includes related experience outside of banking 133

Business Segment Overview 134

Business Segment Loans & Deposits - 1Q11 Average Total Deposits - $41.7 B Average Total Loans - $38.1 B (CHART) (CHART) AFCRE $13.2B 35% Retail & Business Banking $11.8B 31% Treasury / Other $0.1B 0% Regional & Comm'l Banking $7.8B 21% WGH $5.2B 14% AFCRE $0.8B 2% Treasury / Other $0.7B 2% Retail & Business Banking $29.1B 70% Regional & Comm'l Banking $3.7B 9% WGH $7.4B 18% 135

Total Loans and Leases - By Business Segment Total Loans and Leases - By Business Segment Avg. Outstandings - $38.1 Billion 1Q11 136

Total Deposits - By Business Segment Total Deposits - By Business Segment Avg. Balances - $40.7 Billion 1Q11 137

Business Segment Contribution ($MM) 1Q11 2010 2009 2008 Retail & Business Banking $54.9 $131.0 $(26.5) $257.8 Regional & Comm'l Banking 24.1 38.5 (158.7) 80.3 AFCRE 34.7 46.5 (588.2) (14.2) WGH 9.5 34.8 1.8 43.0 Treas. / Other 3.4 61.6 (251.3) (480.8) Unallocated goodwill impairment (1) -- (2,573.8) -- Total Net Income $126.4 $312.3 $3,094.2 $(113.8) (1) Represents the 2009 first quarter impairment charge, net of tax, associated with the former Regional Banking business segment. 138

Business Segment Overview

Commercial Banking
Executive – Jim Dunlap

- 11 Region Presidents
- Middle Market Commercial Banking
- Specialty Banking
  - Large Corporate
  - Health-care
  - Not-for-Profit
- Equipment / Technology Leasing
- International Services
- Treasury Management
- Capital Markets
  - Derivatives
  - Foreign Exchange
  - Securities Trading

Retail & Business Banking
Executive – Mary Navarro

- Branch Sales and Service
  - 5 Retail Banking Areas
  - Consumer Banking
  - Business Banking
- In-Store Branches
- Deposit Product Pricing and Fees
- Marketing and Customer Experience
- Payments and Channels

Huntington | 139

11 Commercial Banking Regions GreaterAkron/Canton Mahoning Valley Central Ohio NW Ohio S. Ohio/KY GreaterCleveland Central Indiana West Michigan East Michigan West Virginia Pittsburgh Jim Dunlap 140

Regional Banking Presidents 141

5 Retail and Business Banking Areas Central Northwest West Northeast East Mary Navarro 142

#1 in Ohio BranchesPlanned Rollout12% the cost of a traditional branch16 opened30 by end of 2011101 by end of 2015Cash flow breakeven in < 2 years Increase Convenience - Ohio Branch share source, SNL Financial, 6/30/2010 % of Branches % of Branches % of Branches MSA 6/10 Pro Forma (1) Pro Forma (1) Akron 7.8% 14.1% #2 Canton 18.0% 23.1% #1 Cleveland 8.8% 15.0% #1 Columbus 12.2% 15.6% #1 Youngstown 18.1% 22.9% #1 346 Branches + 101 In-Store = 447 Branches Over Time Giant Eagle / Huntington Partnership 143 143

Retail & Business Banking Executives 144

Business Segment Overview

Wealth Advisors, Government Finance, and Home Lending

Executive – Dan Benhase

- Wealth Advisors
  - Trust / Portfolio Management
  - Private Banking
  - Retail Brokerage
- Government Finance
  - Public Funds – Treasury Services and Lending
  - Corporate Trust
  - National Settlement
- Home Lending
  - Mortgage Banking
  - Consumer Lending
- Other
  - Retirement Plan Services
  - Huntington Asset Services
  - Huntington Asset Advisors – Huntington Funds

Automobile Finance and Commercial Real Estate

Executive – Nick Stanutz

- Auto Dealer Finance
  - 8 Region Managers
  - Consumer Indirect Auto Loans
  - Dealer Commercial Loans
- Commercial Real Estate
- Asset Based Lending
- Mezzanine Lending

Huntington 145

Safe Harbor Disclosures 146

This document contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) worsening of credit quality performance due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success, impact, and timing of our business strategies, including market acceptance of any new products or services introduced to implement our "Fair Play" banking philosophy; (6) changes in accounting policies and principles and the accuracy of our assumptions and estimates used to prepare our financial statements; (7) extended disruption of vital infrastructure; (8) the final outcome of significant litigation; and (9) the nature, extent, and timing of governmental actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau (CFPB), to implement the Act's provisions. Additional factors that could cause results to differ materially from those described above can be found in Huntington's 2010 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement. Forward Looking Statements 147

Basis of Presentation

Use of non-GAAP financial measures

This document may contain GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this document, the 2011 first quarter Quarterly Performance Discussion and Quarterly Financial Review supplements, the 2011 first quarter earnings press release, or the Form 8 K related to this document, all of which can be found on Huntington's website at www.huntington-ir.com.

Pre-Tax, Pre-Provision Income

One non-GAAP performance metric that Management believes is useful in analyzing underlying performance trends is pre-tax, pre-provision income. This is the level of earnings adjusted to exclude the impact of:

- *provision expense, which is excluded because its absolute level is elevated and volatile in times of economic stress;*
- *available-for-sale and other securities gains/losses, which are excluded because in times of economic stress securities market valuations may also become particularly volatile;*
- *amortization of intangibles expense, which is excluded because return on tangible common equity is a key metric used by Management to gauge performance trends; and*
- *certain items identified by Management to be outside of ordinary banking activities, and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by Management at the time to be infrequent or short-term in nature, which Management believes may distort the company's underlying performance trends.*

Annualized data

Certain returns, yields, performance ratios, or quarterly growth rates are presented on an "annualized" basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full year or year-over-year amounts. For example, loan and deposit growth rates, as well as net charge-off percentages, are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate.

Huntington
148

Significant ItemsFrom time to time, revenue, expenses, or taxes are impacted by items judged by Management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by Management at that time to be infrequent or short-term in nature. We refer to such items as "Significant Items". Most often, these Significant Items result from factors originating outside the company - e.g., regulatory actions/assessments, windfall gains, changes in accounting principles, one-time tax assessments/refunds, litigation actions, etc. In other cases they may result from Management decisions associated with significant corporate actions out of the ordinary course of business - e.g., merger/restructuring charges, recapitalization actions, goodwill impairment, etc. Even though certain revenue and expense items are naturally subject to more volatility than others due to changes in market and economic environment conditions, as a general rule volatility alone does not define a Significant Item. For example, changes in the provision for credit losses, gains/losses from investment activities, asset valuation writedowns, etc., reflect ordinary banking activities and are, therefore, typically excluded from consideration as a Significant Item.Management believes the disclosure of "Significant Items" in current and prior period results aids analysts/investors in better understanding corporate performance and trends so that they can ascertain which of such items, if any, they may wish to include/exclude from their analysis of the company's performance; i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. To this end, Management has adopted a practice of listing "Significant Items" in its external disclosure documents (e.g., earnings press releases, quarterly performance discussions, investor presentations, Forms 10-Q and 10 K)."Significant Items" for any particular period are not intended to be a complete list of items that may materially impact current or future period performance. A number of items could materially impact these periods, including those described in Huntington's 2010 Annual Report on Form 10-K and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission. Basis of Presentation 149

Fully-taxable equivalent interest income and net interest marginIncome from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors.RoundingPlease note that columns of data in the presentation may not add due to rounding.Earnings per share equivalent dataSignificant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company's financial performance against published earnings per share mean estimate amounts, which typically exclude the impact of Significant Items. Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre- tax amount to derive an after-tax amount, which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is disclosed separately, with this then being the amount used to calculate the earnings per share equivalent. Basis of Presentation 150